Exhibit 10.1

Execution Version

AMENDMENT NO. 1

This AMENDMENT NO. 1 (this “Agreement”) dated as of October 6, 2026, is among EXPAND ENERGY CORPORATION, an Oklahoma corporation (the “Borrower”), each of the undersigned financial institutions party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Recitals

A.            WHEREAS, the Borrower, each of the lenders from time to time party thereto (each, a “Lender” and, collectively, the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), are parties to that certain Amended and Restated Credit Agreement dated as of September 30, 2025 (as in effect immediately prior to the execution hereof, the “Existing Credit Agreement”; and the Existing Credit Agreement, as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including, without limitation, as amended by this Agreement, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.            WHEREAS, the Borrower, the Administrative Agent and the Lenders party hereto have agreed to extend the “Maturity Date” under the Existing Credit Agreement without making an Extension Request under Section 2.21 of the Credit Agreement and without utilizing any extension option set forth in Section 2.21 of the Credit Agreement.

C.            NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.         Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Agreement, shall have the meaning ascribed such term in the Credit Agreement.

Section 2.         Amendments. On the Amendment Effective Date, the following amendments to the Existing Credit Agreement shall become effective.

2.1            Amendments to Section 1.01. Section 1.01 of the Existing Credit Agreement is hereby amended as follows:

(a)            The defined term “Maturity Date” is amended and restated in its entirety to read as follows:

“Maturity Date” means September 30, 2031.

Section 3.         Conditions Precedent. This Agreement shall become effective on the date (such date, the “Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Existing Credit Agreement):

3.1            The Administrative Agent shall have received from the Borrower and each of the Lenders counterparts of this Agreement signed on behalf of such Persons (which, subject to Section 9.06(b) of the Existing Credit Agreement, may include any Electronic Signatures transmitted by emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page).

3.2            The Administrative Agent shall have received a certificate of an Authorized Officer of the Borrower certifying that the representations and warranties of the Borrower set forth under Section 4.2 of this Agreement shall be true and correct in all material respects (or, in the case of any such representations that are qualified as to materiality or Material Adverse Effect in the text thereof, such representations and warranties shall be true and correct in all respects) as of the Amendment Effective Date.

3.3            The Administrative Agent shall have received signed opinions (addressed to the Administrative Agent and the Lenders and dated the Amendment Effective Date) of (i) Kirkland & Ellis LLP, counsel for the Borrower, covering such customary matters as the Administrative Agent shall reasonably request and (ii) McAfee & Taft, special Oklahoma counsel for the Borrower, covering such customary matters as the Administrative Agent shall reasonably request (and the Borrower hereby requests each such counsel to deliver such opinions).

3.4            No Default or Event of Default shall exist as of the Amendment Effective Date.

3.5            The Administrative Agent shall have received all fees and other amounts due and payable to it on or prior to the Amendment Effective Date, including, to the extent invoiced at least one Business Day prior to the Amendment Effective Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder, under the Existing Credit Agreement or under any other Loan Document (including the reasonable fees, disbursements and other charges of Simpson Thacher & Bartlett LLP, counsel to the Administrative Agent).

For purposes of determining compliance with the conditions specified in this Section 3, each Person that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Person unless the Administrative Agent shall have received notice from such Person prior to the proposed Amendment Effective Date specifying its objection thereto. Each party hereto hereby authorizes and directs the Administrative Agent to declare this Agreement to be effective (and the Amendment Effective Date shall occur) when it has received documents confirming or certifying, to the reasonable satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4.         Miscellaneous.

4.1            Confirmation. The provisions of the Credit Agreement, as amended by this Agreement, shall remain in full force and effect following the Amendment Effective Date.

4.2            Ratification and Affirmation; Representations and Warranties. The Borrower hereby (a) acknowledges and agrees to the terms of this Agreement and the Existing Credit Agreement as amended by this Agreement, (b) represents and warrants to the Administrative Agent and the Lenders that (i) the representations and warranties of the Borrower set forth under the Credit Agreement and of the Borrower set forth in the other Loan Documents shall be true and correct in all material respects (or, in the case of any such representations that are qualified as to materiality or Material Adverse Effect in the text thereof, such representations and warranties shall be true and correct in all respects) as of the Amendment Effective Date and (ii) no Default or Event of Default has occurred and is continuing as of the date hereof and (c) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document.

4.3            Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Subject to Section 9.06(b) of the Credit Agreement, delivery of this Agreement by Electronic Signature shall be effective as delivery of a manually executed counterpart hereof.

4.4            Integration. This Agreement, the Credit Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent or the Lenders constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. THIS AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.5            GOVERNING LAW. THIS AGREEMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

4.6            Jurisdiction; Consent to Service of Process; Waiver of Jury Trial. The express terms of Section 9.09(b), (c) and (d) and Section 9.10 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

4.7            Payment of Expenses. Pursuant to Section 9.03 of the Credit Agreement, the Borrower agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents.

4.8            Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

4.9            Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Credit Agreement (including any Affiliate of any Issuing Bank that issues any Letter of Credit).

4.10          Loan Documents. This Agreement is a Loan Document.

4.11          No Waiver. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any provision of the Credit Agreement or any Loan Document, except as expressly provided herein. Section 9.02(a) of the Credit Agreement remains in full force and effect and is hereby ratified and confirmed by the Borrower. Nothing herein shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herein. This Agreement shall not constitute a novation of the Credit Agreement, or any of the other Loan Documents.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed effective as of the Amendment Effective Date.

EXPAND ENERGY CORPORATION, as Borrower

By:	/s/ Brittany Raiford
Name:	Brittany Raiford
Title:	Vice President – Treasurer and Investor Relations

SIGNATURE PAGE
AMENDMENT NO. 1 TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Swingline Lender, Issuing Bank and a Lender

By:	/s/ Maria Gabriela Coloma
Name:	Maria Gabriela Coloma
Title:	Vice President

SIGNATURE PAGE
AMENDMENT NO. 1 TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as an Issuing Bank and a Lender

By:	/s/ Ajay Prakash
Name:	Ajay Prakash
Title:	Director

SIGNATURE PAGE
AMENDMENT NO. 1 TO CREDIT AGREEMENT

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as an Issuing Bank and a Lender

By:	/s/ Scott W. Danvers
Name:	Scott W. Danvers
Title:	Authorized Signatory

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Authorized Signatory

SIGNATURE PAGE
AMENDMENT NO. 1 TO CREDIT AGREEMENT

CITIBANK, N.A., as an Issuing Bank and a Lender

By:	/s/ Maureen Maroney
Name:	Maureen Maroney
Title:	Vice President

SIGNATURE PAGE
AMENDMENT NO. 1 TO CREDIT AGREEMENT

CITIZENS BANK, N.A., as an Issuing Bank and a Lender

By:	/s/ Cole Howard
Name:	Cole Howard
Title:	Assistant Vice President

SIGNATURE PAGE
AMENDMENT NO. 1 TO CREDIT AGREEMENT

MIZUHO BANK, LTD., as an Issuing Bank and a Lender

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Managing Director

SIGNATURE PAGE
AMENDMENT NO. 1 TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as an Issuing Bank and a Lender

By:	/s/ Danielle Hudek
Name:	Danielle Hudek
Title:	Vice President

SIGNATURE PAGE
AMENDMENT NO. 1 TO CREDIT AGREEMENT

ROYAL BANK OF CANADA, as an Issuing Bank and a Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

SIGNATURE PAGE
AMENDMENT NO. 1 TO CREDIT AGREEMENT

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as an Issuing Bank and a Lender

By:	/s/ Evans Swann
Name:	Evans Swann
Title:	Authorized Signatory

SIGNATURE PAGE
AMENDMENT NO. 1 TO CREDIT AGREEMENT

TRUIST BANK, as an Issuing Bank and a Lender

By:	/s/ Greg Krablin
Name:	Greg Krablin
Title:	Director

SIGNATURE PAGE
AMENDMENT NO. 1 TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Issuing Bank and a Lender

By:	/s/ Michael Janak
Name:	Michael Janak
Title:	Managing Director

SIGNATURE PAGE
AMENDMENT NO. 1 TO CREDIT AGREEMENT

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Ananda DeRoche
Name:	Ananda DeRoche
Title:	Authorized Signatory

SIGNATURE PAGE
AMENDMENT NO. 1 TO CREDIT AGREEMENT

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Brent Wheatley
Name:	Brent Wheatley
Title:	Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender

By:	/s/ Brent Wheatley
Name:	Brent Wheatley
Title:	Vice President

SIGNATURE PAGE
AMENDMENT NO. 1 TO CREDIT AGREEMENT

MUFG BANK, LTD., as a Lender

By:	/s/ Todd Vaubel
Name:	Todd Vaubel
Title:	Authorized Signatory

SIGNATURE PAGE
AMENDMENT NO. 1 TO CREDIT AGREEMENT

REGIONS BANK, as a Lender

By:	/s/ Cody Chance
Name:	Cody Chance
Title:	Managing Director

SIGNATURE PAGE
AMENDMENT NO. 1 TO CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender

By:	/s/ Alex Franks
Name:	Alex Franks
Title:	Managing Director

SIGNATURE PAGE
AMENDMENT NO. 1 TO CREDIT AGREEMENT

BOKF, NA DBA BANK OF OKLAHOMA, as a Lender

By:	/s/ John Krenger
Name:	John Krenger
Title:	Director, Senior Vice President

SIGNATURE PAGE
AMENDMENT NO. 1 TO CREDIT AGREEMENT

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas Kleiderer
Name:	Thomas Kleiderer
Title:	Managing Director

SIGNATURE PAGE
AMENDMENT NO. 1 TO CREDIT AGREEMENT